CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		      AS ADOPTED PURSUANT TO
	     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	     =============================================


Name of Issuer:	THE MANAGERS FUNDS - MONEY MARKET FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	August 3, 2004			/s/ Peter M. Lebovitz
	--------------			---------------------
					Peter M. Lebovitz
					President



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	   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		      AS ADOPTED PURSUANT TO
	     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	     =============================================


Name of Issuer:	THE MANAGERS FUNDS - MONEY MARKET FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	August 3, 2004			/s/ Galan G. Daukas
	--------------			-------------------
					Galan G. Daukas
					Chief Financial Officer




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